UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 8, 2021

GoDaddy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36904		46-5769934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

2155 E. GoDaddy Way	Tempe	Arizona	85284
(Address of Principal Executive Offices)			(Zip Code)
(480) 505-8800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	GDDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As part of a broader review of the governance practices of GoDaddy Inc. (the “Company”), on December 8, 2021, the Board of Directors (the “Board”) of the Company amended and restated the Company’s Amended and Restated Bylaws (the “Bylaws”) to (i) adopt a majority voting standard in uncontested director elections, such that a nominee would only be elected if he or she receives more votes “for” than “against” his or her election, with a plurality voting standard in contested director elections; (ii) allow the Board to take certain actions to address “emergencies,” as permitted by Delaware law; and (iii) eliminate certain inoperative provisions related to prior sponsors who have since sold their positions.
The Bylaws also contain conforming, clarifying and updating changes to supplement the Company’s majority voting bylaw, as well as certain other routine and non-substantive updates and revisions. The description above of the amendments to the Company’s existing Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, as amended, set forth in Exhibit 3.1 to this Form 8-K and incorporated in this Item by reference.
Item 8.01    Other Events.
In connection with the Company’s governance review, the Board intends to recommend to stockholders at the Company’s 2022 Annual Meeting of Stockholders certain amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), including the previously announced plan to eliminate the Board’s classified structure, as well as the elimination of the supermajority threshold required for stockholders to amend the Charter and Bylaws.
The Board also approved:
•Updates to the charter of the Compensation Committee to include, among other things, assisting the Board with human capital management oversight;
•Updates to the charter of the Nominating and Corporate Governance Committee to include, among other things, reviewing ESG disclosures;
•Revisions to the Company’s Corporate Governance Guidelines to include, among other things, guidelines on other board service; and
•Expansion to the Company’s policy prohibiting pledging of Company shares by directors and employees.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Exhibit Description
3.1	Amended and Restated Bylaws of GoDaddy Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

Date:	December 13, 2021	/s/ Michele Lau
Michele Lau
Chief Legal Officer & Corporate Secretary